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                       SECURITIES AND EXCHANGE COMMISSION


                             WASHINGTON, D.C. 20549


                                   FORM 8-K/A

                                 CURRENT REPORT


       PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF
1934

Date of Report (Date of earliest event reported) SEPTEMBER 8, 1999

                      COMPOST AMERICA HOLDING COMPANY, INC.
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             (Exact name of registrant as specified in its charter)

NEW JERSEY                          0-27832                   22-2603175
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(State or other                   (Commission               (IRS Employer
jurisdiction of                   File Number)              Identification No.)
incorporation)

ONE GATEWAY CENTER, 25TH FLOOR, NEWARK, NEW JERSEY               07102
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  (Address of principal executive offices)                    (Zip Code)

Registrant's telephone number, including area code (973) 297-5400

                                       N/A
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         (Former name or former address, if changed since last report.)


PLEASE ADDRESS ALL CORRESPONDENCE TO:           Mark Gasarch, Esq.
                                                40 West 57th Street
                                                33rd Floor
                                                New York, New York 10019
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ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

By report on Form 8-K dated September 8, 1999 and filed September 14, 1999 the Company reported a change in its certifying accountant from Arthur Andersen LLP to Rothstein, Kass & Company, P.C. The letter from Arthur Andersen LLP required by Section 304 of Regulation S-B is included herewith.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(a) and (b) -     none

(c) Exhibits      16.1  -     Letter Reporting Change in Certifying
                              Accountant from Arthur Andersen LLP
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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 23, 1999

                              COMPOST AMERICA HOLDING COMPANY, INC.
                                  (Registrant)


                              By: /s/ ANTHONY CIPOLLONE
                                  -------------------------
                                  Anthony Cipollone
                                  Treasurer